CONDENSED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
COSTS AND EXPENSES
Administrative and general	$ 667,260	$ 665,610
Other	64,107	72,039
Costs and Expenses	731,367	737,649
OTHER (EXPENSE) INCOME
Net proceeds from litigation settlement	20,000	150,000
Reversal of previously accrued DOL penalties	0	253,281
Interest expense	(498,334)	(449,705)
Other	1,698	0
Other Nonoperating Income (Expense)	(476,636)	(46,424)
NET LOSS	(1,208,003)	(784,073)
PREFERRED STOCK DIVIDENDS	(101,600)	(101,600)
NET LOSS APPLICABLE TO COMMON STOCKHOLDERS	$ (1,309,603)	$ (885,673)
Net loss per common share, basic and fully diluted	$ (0.036)	$ (0.024)
Weighted average number of common shares outstanding, basic and fully diluted	36,297,575	36,297,575